UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2012
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	1-35305	45-3355106
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address, including Zip Code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)     Executive Compensation
On November 19, 2012, the Corporate Governance and Compensation Committee (the “Committee”) of Post Holdings, Inc. (the “Company”) approved awards of 100,000 non-qualified stock options to Terence E. Block, President and Chief Operating Officer, Robert V. Vitale, Chief Financial Officer, and James L. Holbrook, Executive Vice President - Marketing. The options have an exercise price of $33.89, the closing market price of the Company’s common stock on the date of grant.   The stock options granted to Mr. Block vest in equal installments on the first, second and third anniversaries of the date of grant, subject to certain acceleration events described in the award agreement.  The stock options granted to each of Messrs. Vitale and Holbrook cliff vest on the seventh anniversary of the date of grant, subject to certain acceleration events described in the award agreement.  These options were granted under the Post Holdings, Inc. 2012 Long Term Incentive Plan (the “Plan”).
Also on November 19, 2012, the Committee approved awards of 19,000 restricted stock units (“RSUs”) under the Plan to Messrs. Block, Vitale and Holbrook. The RSUs granted to Mr. Block vest in equal installments on the first, second and third anniversaries of the date of grant, subject to certain acceleration events described in the award agreement.  The RSUs granted to each of Messrs. Vitale and Holbrook cliff vest on the seventh anniversary of the date of grant, subject to certain acceleration events described in the award agreement.
Finally on November 19, 2012, the Committee also approved an award of 5,000 cash-settled RSUs to Jeff Zadoks, Corporate Controller. These RSUs vest in equal installments on the first, second and third anniversaries of the date of grant, subject to certain acceleration events.
The equity awards described above were made by the Committee through the use of various forms of award agreements, which set forth terms applicable to specific awards.  Effective November 19, 2012, the Committee approved a new form of award agreement which will be used for grants of options which with cliff vesting, and a new form of award agreement for RSUs with cliff vesting. The new form of cliff vesting non-qualified stock option agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.  The new form of cliff vesting restricted stock unit agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.
See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 26, 2012	Post Holdings, Inc.
(Registrant)

	By:	/s/ Robert V. Vitale
Name: Robert V. Vitale
Title: Chief Financial Officer

EXHIBIT INDEX

Number	Description

10.1	Form of Three-Year Ratable Non-Qualified Stock Option Agreement (Incorporated by reference to Exhibit 10.3 to the Company’s Form 8-K filed on May 31, 2012)
10.2	Form of Cliff Vesting Non-Qualified Stock Option Agreement
10.3	Form of Three-Year Ratable Restricted Stock Unit Agreement (Incorporated by reference to Exhibit 10.5 to the Company’s Form 8-K filed on May 31, 2012)
10.4	Form of Cliff Vesting Restricted Stock Unit Agreement
10.5	Form of Three-Year Ratable Cash-Settled Restricted Stock Unit Agreement (Incorporated by reference to Exhibit 10.1 to the Company's Form 8-K filed on August 9, 2012)

4